UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2023

CLEARBRIDGE

DIVIDEND STRATEGY FUND

The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual shareholder reports beginning in July 2024.

If you have previously elected to receive shareholder reports electronically, you will continue to do so and need not take any action.

Otherwise, paper copies of the Fund’s shareholder reports will be mailed to you beginning in July 2024. If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, enrolling at franklintempleton.com.

You may access franklintempleton.com by scanning the code below.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks dividend income, growth of dividend income and long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Dividend Strategy Fund for the twelve-month reporting period ended December 31, 2023. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2024

II	ClearBridge Dividend Strategy Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks dividend income, growth of dividend income and long-term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities or other investments with similar economic characteristics that pay dividends or are expected to initiate their dividends over time. This policy includes companies that we expect to initiate dividend payments within the next 12 to 24 months.

The Fund invests primarily in common stocks. Equity securities in which the Fund may invest also include preferred securities, convertible securities, securities of other investment companies and of real estate investment companies (“REITs”), warrants and rights. The Fund may invest up to 50% of its net assets in equity securities of foreign issuers, either directly or through depositary receipts. The foreign issuers in which the Fund may invest include issuers that are organized outside the United States and conduct their operations in the United States and other countries (commonly known as “multi-national companies”) and other foreign issuers with market capitalizations generally of at least $10 billion. The Fund may invest in issuers of any size.

We believe that high quality companies with strong balance sheets coupled with strong dividend profiles are attractive candidates for long-term investment and look for companies that we believe have assets or earnings power that are either unrecognized or undervalued. We typically emphasize dividend-paying equity securities with a focus placed upon current dividend levels as well as dividend growth over time. We also look for potential for capital appreciation, sound or improving balance sheets and effective management teams that exhibit a desire to earn consistent returns for shareholders. We may also consider the companies’ past growth rates, future earnings prospects, technological innovation and recognized industry leadership, as well as general market and economic factors. We will reassess any company held by the Fund that reduces or terminates its dividend payments to determine whether the Fund will continue to hold the security.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Equities delivered positive returns during the twelve-month reporting period ended December 31, 2023, with the broad market S&P 500 Indexi advancing 26.29%. The strong performance of artificial intelligence (“AI”) beneficiaries, optimism over an economic soft landing and a dovish pivot by the Federal Reserve Board (the “Fed”) late in the year helped overcome a banking crisis, persistent inflation, higher interest rates and fears of a recession.

Investor enthusiasm about the potential for AI led to outsized returns by the information technology (“IT”) (+60.78%) sector, communication services (+56.38%) and consumer discretionary (+43.22%) sectors, which led the S&P 500 Index. More cyclical sectors such as industrials (+17.65%), financials (+14.75%), real estate (+12.59%) and materials (+12.55%) delivered positive returns but trailed the market as concerns about an economic slowdown and a slower than expected recovery in China dampened sentiment. Defensive sectors such

ClearBridge Dividend Strategy Fund 2023 Annual Report	1

Fund overview (cont’d)

as utilities (-7.08%), consumer staples (+0.55%) and health care (+2.06%) underperformed amid fervor for AI themes elsewhere in the market and as higher rates pressured income-oriented investments. Health care was also out of favor due to rising health care system costs from increased utilization post-pandemic and fears that GLP-1 medications for diabetes and obesity could negatively impact other therapeutic areas. After leading the market by a wide margin in 2022, the energy sector delivered negative returns (-1.33%) in 2023 as oil and natural gas prices dropped.

In March, markets focused on the U.S. banking system after significant market losses in Silicon Valley Bank’s securities portfolio spurred a run on the bank’s deposits and resulted in the second-largest bank failure in U.S. history. This sparked a crisis of confidence across small and midsize regional banks, as consumers shifted their deposits to larger banks perceived to be more stable. Although contagion concerns had eased by the end of the month, the crisis intensified concern over the probability and severity of a recession, as well as the prospect of tighter lending standards.

With returns earlier in 2023 concentrated in a handful of mega cap companies in the IT, consumer discretionary and communication services sectors, market leadership began to broaden by the beginning of the third quarter as better-than-expected corporate earnings and cooling inflation created a growing chorus for a soft landing for the economy (rather than a recession). This helped provide a bid to smaller and more economically sensitive stocks on the hopes that the Fed would reach its rate hike zenith, or even reduce rates, before the end of the year. However, as the quarter wore on, stubborn inflationary data, continued economic resiliency and surging U.S. Treasury yields pushed out rate cut expectations further into the future. In the fourth quarter, signs of cooling inflation, a slowing labor market and favorable Treasury auction volumes caused bond yields to plummet, providing a strong bid to equities across the market, in particular more interest-rate sensitive market sectors.

Q. How did we respond to these changing market conditions?

A. Throughout 2023 we took advantage of undue declines in pipelines, utilities and real estate to meaningfully increase our exposure in American Tower, Enbridge, Public Storage (a new position in 2023) and Sempra.

As we have discussed several times over the last few years, rising interest rates present a meaningful headwind to asset values. By increasing the denominator used to discount future cash flows, rising interest rates reduce their present value. This phenomenon reduces the value of all assets, but most severely impacts assets whose value is determined by cash flows far into the future, like high-multiple growth stocks. Along these lines, we meaningfully reduced the Fund’s exposure to Apple in 2023.

In the second half of 2023 — as we were selling low-growth, high-multiple stocks and taking advantage of oversold conditions in infrastructure, real estate and utilities — we also found opportunities in overlooked areas of health care. After adding Gilead Sciences in

2	ClearBridge Dividend Strategy Fund 2023 Annual Report

the third quarter, we bought AstraZeneca in the fourth quarter. Each of these stocks present distinct investment cases, but both are reasonably valued and have limited patent expiry or pipeline risk. Gilead’s strength comes from its dominant franchise in HIV. It offers lower growth, but it yields nearly 4% and trades at 11x earnings. AstraZeneca possesses a diversified portfolio of pharmaceuticals, which should deliver double-digit earnings growth, yet it trades at just 16x earnings. These stocks were underwritten individually, but collectively we like the idea of increasing our exposure to defensive and growing health care names at below-market multiples.

Also, in communication services, we exited a position in Verizon Communications as we initiated a new position in T-Mobile US, which we believe to be the best-in-class player in the wireless space, delivering the strongest growth with the lowest costs and the best consumer proposition. We believe Verizon’s business remains solid, but financial performance has weakened in recent quarters, and with T-Mobile US’s initiation of a dividend, we consider T-Mobile US the better opportunity.

In energy, with a worsening outlook for natural gas, we reduced our natural gas exposure through trims to Chesapeake Energy and EQT.

Performance review

For the twelve months ended December 31, 2023, Class A shares of ClearBridge Dividend Strategy Fund, excluding sales charges, returned 14.05%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned 26.29% for the same period.

Performance Snapshot as of December 31, 2023 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Dividend Strategy Fund:
Class 1[1]	5.25%	14.37%
Class A	5.10%	14.05%
Class C	4.69%	13.20%
Class FI	5.00%	13.96%
Class R	4.89%	13.62%
Class I	5.27%	14.38%
Class IS	5.30%	14.44%
S&P 500 Index	8.04%	26.29%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

ClearBridge Dividend Strategy Fund 2023 Annual Report	3

Fund overview (cont’d)

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2023, the gross total annual fund operating expense ratios for Class 1, Class A, Class C, Class FI, Class R, Class I and Class IS shares were 0.74%, 1.02%, 1.75%, 0.95%, 1.37%, 0.74% and 0.66%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund had positive returns in nine of the eleven economic sectors in which it was invested during the reporting period, with the greatest contribution to returns coming from the IT, financials and materials sectors.

Relative to the benchmark, stock selection in the materials, financials, utilities and energy sectors and an underweight to health care contributed.

In terms of individual holdings, leading contributors to performance for the period included Microsoft, Apple, Apollo Global Management, Broadcom and SAP SE.

Q. What were the leading detractors from performance?

A. The health care sector was the main absolute detractor.

Relative to the benchmark, stock selection in the industrials, communication services, health care, consumer discretionary and IT sectors, as well as underweights to the IT and consumer discretionary sectors and an energy overweight, detracted.

In terms of individual holdings, leading detractors from performance for the period included Pfizer, RTX, Johnson & Johnson, PNC Financial Services Group and Diageo.

Q. Were there any significant changes to the Fund during the reporting period?

A. Over the course of the reporting period, in addition to portfolio activity outlined above, we initiated a new position in Exxon Mobil in the energy sector, Diageo in the consumer staples sector and Capital One Financial in the financials sector. We closed a position in Bank of America in the financials sector.

4	ClearBridge Dividend Strategy Fund 2023 Annual Report

Thank you for your investment in the ClearBridge Dividend Strategy Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

John Baldi

Fund Manager

ClearBridge Investments, LLC

Michael Clarfeld, CFA

Fund Manager

ClearBridge Investments, LLC

Peter Vanderlee, CFA

Fund Manager

ClearBridge Investments, LLC

January 17, 2024

RISKS: Equity securities are subject to price and market fluctuations. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. Real estate investment trusts (“REITs”) are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Dividends are not guaranteed, and a company may reduce or eliminate its dividend at any time. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of

ClearBridge Dividend Strategy Fund 2023 Annual Report	5

Fund overview (cont’d)

the security or other asset. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Fund holdings and breakdowns are as of December 31, 2023 and are subject to change and may not be representative of the Fund managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of December 31, 2023 were: Microsoft Corp. (5.4%), Apollo Global Management Inc. (4.1%), Comcast Corp., Class A Shares (3.1%), JPMorgan Chase & Co. (3.1%), Sempra (3.1%), Williams Cos. Inc. (2.9%), Enbridge Inc. (2.8%), Linde PLC (2.8%), Becton Dickinson & Co. (2.7%) and Vulcan Materials Co. (2.6%). Please refer to pages 12 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2023 were: financials (18.1%), information technology (16.4%), health care (12.2%), energy (9.1%) and consumer staples (9.1%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of the stocks of 500 leading companies, and is generally representative of the performance of larger companies in the U.S.

6	ClearBridge Dividend Strategy Fund 2023 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2023 and December 31, 2022. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

ClearBridge Dividend Strategy Fund 2023 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2023 and held for the six months ended December 31, 2023.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	5.25%	$1,000.00	$1,052.50	0.73%	$3.78	Class 1	5.00%	$1,000.00	$1,021.53	0.73%	$3.72
Class A	5.10	1,000.00	1,051.00	1.01	5.22	Class A	5.00	1,000.00	1,020.11	1.01	5.14
Class C	4.69	1,000.00	1,046.90	1.73	8.93	Class C	5.00	1,000.00	1,016.48	1.73	8.79
Class FI	5.00	1,000.00	1,050.00	1.26	6.51	Class FI	5.00	1,000.00	1,018.85	1.26	6.41
Class R	4.89	1,000.00	1,048.90	1.35	6.97	Class R	5.00	1,000.00	1,018.40	1.35	6.87
Class I	5.27	1,000.00	1,052.70	0.74	3.83	Class I	5.00	1,000.00	1,021.48	0.74	3.77
Class IS	5.30	1,000.00	1,053.00	0.67	3.47	Class IS	5.00	1,000.00	1,021.83	0.67	3.41

8	ClearBridge Dividend Strategy Fund 2023 Annual Report

[1]	For the six months ended December 31, 2023.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

ClearBridge Dividend Strategy Fund 2023 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/23	14.37%	14.05%	13.20%	13.96%	13.62%	14.38%	14.44%
Five Years Ended 12/31/23	13.55	13.24	12.42	13.26	12.84	13.56	13.63
Ten Years Ended 12/31/23	10.34	10.04	9.26	10.04	9.70	10.37	10.44

With sales charges[2]	Class 1	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/23	14.37%	7.77%	12.20%	13.96%	13.62%	14.38%	14.44%
Five Years Ended 12/31/23	13.55	11.91	12.42	13.26	12.84	13.56	13.63
Ten Years Ended 12/31/23	10.34	9.39	9.26	10.04	9.70	10.37	10.44

Cumulative total returns
Without sales charges[1]
Class 1 (12/31/13 through 12/31/23)	167.61%
Class A (12/31/13 through 12/31/23)	160.31
Class C (12/31/13 through 12/31/23)	142.54
Class FI (12/31/13 through 12/31/23)	160.30
Class R (12/31/13 through 12/31/23)	152.35
Class I (12/31/13 through 12/31/23)	168.22
Class IS (12/31/13 through 12/31/23)	169.99

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75% on purchases made prior to August 15, 2022. Purchases made on or after August 15, 2022 incur a maximum initial sales charge of 5.50%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

10	ClearBridge Dividend Strategy Fund 2023 Annual Report

Historical performance

Value of $10,000 invested in

Class A Shares of ClearBridge Dividend Strategy Fund vs. S&P 500 Index† — December 2013 - December 2023

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of ClearBridge Dividend Strategy Fund on December 31, 2013, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2023. Effective August 15, 2022, the maximum initial sales charge was reduced to 5.50%. The hypothetical illustration also assumes a $10,000 investment in the S&P 500 Index. The S&P 500 Index (the “Index”) is an unmanaged index of the stocks of 500 leading companies and is generally representative of the performance of larger companies in the U.S. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class A shares’ performance indicated on this chart, depending on whether greater or lesser charges and fees were incurred by shareholders investing in the other classes.

Prior to May 1, 2015, the Fund had a different investment objective and followed different investment strategies under the name ClearBridge Equity Income Fund.

ClearBridge Dividend Strategy Fund 2023 Annual Report	11

Schedule of investments

December 31, 2023

ClearBridge Dividend Strategy Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 99.6%
Communication Services — 5.6%
Entertainment — 0.7%
Walt Disney Co.	585,270	$52,844,028
Media — 3.1%
Comcast Corp., Class A Shares	5,398,590	236,728,172
Wireless Telecommunication Services — 1.8%
T-Mobile US Inc.	847,500	135,879,675
Total Communication Services		425,451,875
Consumer Discretionary — 2.9%
Automobiles — 0.9%
General Motors Co.	1,966,400	70,633,088
Specialty Retail — 2.0%
Home Depot Inc.	438,970	152,125,053
Total Consumer Discretionary		222,758,141
Consumer Staples — 9.1%
Beverages — 3.3%
Coca-Cola Co.	2,473,740	145,777,498
Diageo PLC	2,914,600	105,785,927	(a)
Total Beverages		251,563,425
Food Products — 4.1%
Mondelez International Inc., Class A Shares	2,223,010	161,012,614
Nestle SA, ADR	1,286,240	148,727,931
Total Food Products		309,740,545
Household Products — 1.7%
Procter & Gamble Co.	848,540	124,345,052
Total Consumer Staples		685,649,022
Energy — 9.1%
Oil, Gas & Consumable Fuels — 9.1%
Chesapeake Energy Corp.	337,850	25,994,179
Enbridge Inc.	5,880,033	211,798,789
EQT Corp.	890,610	34,430,983
Exxon Mobil Corp.	739,100	73,895,218
Pioneer Natural Resources Co.	531,320	119,483,241
Williams Cos. Inc.	6,375,900	222,072,597
Total Energy		687,675,007

See Notes to Financial Statements.

12	ClearBridge Dividend Strategy Fund 2023 Annual Report

ClearBridge Dividend Strategy Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Financials — 18.1%
Banks — 4.3%
JPMorgan Chase & Co.	1,387,010	$235,930,401
PNC Financial Services Group Inc.	587,300	90,943,405
Total Banks		326,873,806
Consumer Finance — 1.5%
Capital One Financial Corp.	853,400	111,897,808
Financial Services — 7.5%
Apollo Global Management Inc.	3,310,754	308,529,165
Mastercard Inc., Class A Shares	175,560	74,878,096
Visa Inc., Class A Shares	709,030	184,595,961
Total Financial Services		568,003,222
Insurance — 4.8%
American International Group Inc.	1,044,400	70,758,100
MetLife Inc.	1,612,715	106,648,843
Travelers Cos. Inc.	959,060	182,691,339
Total Insurance		360,098,282
Total Financials		1,366,873,118
Health Care — 12.2%
Biotechnology — 1.2%
Gilead Sciences Inc.	1,101,000	89,192,010
Health Care Equipment & Supplies — 2.7%
Becton Dickinson & Co.	842,450	205,414,584
Health Care Providers & Services — 2.1%
UnitedHealth Group Inc.	304,230	160,167,968
Pharmaceuticals — 6.2%
AstraZeneca PLC	662,100	89,310,610	(a)
Johnson & Johnson	906,007	142,007,537
Merck & Co. Inc.	1,476,690	160,988,744
Pfizer Inc.	2,531,850	72,891,961
Total Pharmaceuticals		465,198,852
Total Health Care		919,973,414
Industrials — 7.8%
Aerospace & Defense — 3.0%
Northrop Grumman Corp.	216,900	101,539,566
RTX Corp.	1,512,580	127,268,481
Total Aerospace & Defense		228,808,047
Air Freight & Logistics — 1.1%
United Parcel Service Inc., Class B Shares	547,500	86,083,425
Commercial Services & Supplies — 1.6%
Waste Management Inc.	664,540	119,019,114

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2023 Annual Report	13

Schedule of investments (cont’d)

December 31, 2023

ClearBridge Dividend Strategy Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Ground Transportation — 2.1%
Union Pacific Corp.	630,970	$154,978,851
Total Industrials		588,889,437
Information Technology — 16.4%
Communications Equipment — 1.0%
Cisco Systems Inc.	1,469,700	74,249,244
Semiconductors & Semiconductor Equipment — 4.3%
Broadcom Inc.	141,370	157,804,263
Intel Corp.	2,347,200	117,946,800
Texas Instruments Inc.	310,140	52,866,464
Total Semiconductors & Semiconductor Equipment		328,617,527
Software — 8.8%
Microsoft Corp.	1,087,550	408,962,302
Oracle Corp.	1,143,030	120,509,653
SAP SE	869,000	133,757,874	(a)
Total Software		663,229,829
Technology Hardware, Storage & Peripherals — 2.3%
Apple Inc.	909,192	175,046,736
Total Information Technology		1,241,143,336
Materials — 8.3%
Chemicals — 4.7%
Linde PLC	514,320	211,236,367
PPG Industries Inc.	946,040	141,480,282
Total Chemicals		352,716,649
Construction Materials — 2.6%
Vulcan Materials Co.	874,690	198,563,377
Metals & Mining — 1.0%
Freeport-McMoRan Inc.	1,770,150	75,355,285
Total Materials		626,635,311
Real Estate — 5.3%
Residential REITs — 1.9%
AvalonBay Communities Inc.	747,900	140,021,838
Specialized REITs — 3.4%
American Tower Corp.	700,860	151,301,657
Public Storage	350,400	106,872,000
Total Specialized REITs		258,173,657
Total Real Estate		398,195,495
Utilities — 4.8%
Electric Utilities — 1.7%
Edison International	1,818,400	129,997,416

See Notes to Financial Statements.

14	ClearBridge Dividend Strategy Fund 2023 Annual Report

ClearBridge Dividend Strategy Fund

(Percentages shown based on Fund net assets)

Security			Shares	Value
Multi-Utilities — 3.1%
Sempra			3,143,220	$234,892,831
Total Utilities				364,890,247
Total Common Stocks (Cost — $4,192,875,150)				7,528,134,403

	Rate	Maturity Date	Face Amount
Asset-Backed Securities — 0.0%††
Finance America NIM Trust, 2004-1 A (Cost — $73,449)	5.250%	6/27/34	$73,417	1	*(b)(c)
Total Investments before Short-Term Investments (Cost — $4,192,948,599)				7,528,134,404

			Shares
Short-Term Investments — 0.4%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	5.197%		15,183,586	15,183,586	(d)
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	5.279%		15,183,586	15,183,586	(d)(e)
Total Short-Term Investments (Cost — $30,367,172)				30,367,172
Total Investments — 100.0% (Cost — $4,223,315,771)				7,558,501,576
Liabilities in Excess of Other Assets — (0.0)%††				(59,629)
Total Net Assets — 100.0%				$7,558,441,947

††	Represents less than 0.1%.

*	Non-income producing security.

(a)	Security is fair valued in accordance with procedures approved by the Board of Trustees (Note 1).

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)	The coupon payment on this security is currently in default as of December 31, 2023.

(d)	Rate shown is one-day yield as of the end of the reporting period.

(e)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At December 31, 2023, the total market value of investments in Affiliated Companies was $15,183,586 and the cost was $15,183,586 (Note 8).

Abbreviation(s) used in this schedule:

ADR	— American Depositary Receipts

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2023 Annual Report	15

Statement of assets and liabilities

December 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost — $4,208,132,185)	$7,543,317,990
Investments in affiliated securities, at value (Cost — $15,183,586)	15,183,586
Foreign currency, at value (Cost — $348)	347
Dividends receivable from unaffiliated investments	9,433,630
Receivable for Fund shares sold	2,035,662
Dividends receivable from affiliated investments	82,811
Prepaid expenses	65,020
Total Assets	7,570,119,046

Liabilities:
Payable for Fund shares repurchased	5,089,836
Investment management fee payable	4,080,408
Transfer agent fees payable	1,155,835
Service and/or distribution fees payable	1,062,392
Trustees’ fees payable	108,828
Accrued expenses	179,800
Total Liabilities	11,677,099
Total Net Assets	$7,558,441,947

Net Assets:
Par value (Note 7)	$2,698
Paid-in capital in excess of par value	4,162,021,718
Total distributable earnings (loss)	3,396,417,531
Total Net Assets	$7,558,441,947

See Notes to Financial Statements.

16	ClearBridge Dividend Strategy Fund 2023 Annual Report

Net Assets:
Class 1	$1,594,473,061
Class A	$4,696,788,051
Class C	$75,413,010
Class FI	$2,242,281
Class R	$40,112,220
Class I	$1,038,668,234
Class IS	$110,745,090

Shares Outstanding:
Class 1	57,204,089
Class A	168,613,301
Class C	2,760,104
Class FI	80,814
Class R	1,452,555
Class I	35,882,543
Class IS	3,820,135

Net Asset Value:
Class 1 (and redemption price)	$27.87
Class A (and redemption price)	$27.86
Class C*	$27.32
Class FI (and redemption price)	$27.75
Class R (and redemption price)	$27.61
Class I (and redemption price)	$28.95
Class IS (and redemption price)	$28.99
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.50%)	$29.48

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2023 Annual Report	17

Statement of operations

For the Year Ended December 31, 2023

Investment Income:
Dividends from unaffiliated investments	$183,416,567
Dividends from affiliated investments	1,906,830
Less: Foreign taxes withheld	(3,945,684)
Total Investment Income	181,377,713

Expenses:
Investment management fee (Note 2)	46,368,270
Service and/or distribution fees (Notes 2 and 5)	11,999,261
Transfer agent fees (Notes 2 and 5)	6,553,677
Trustees’ fees	500,526
Registration fees	192,846
Fund accounting fees	141,365
Legal fees	108,560
Commitment fees (Note 9)	62,153
Shareholder reports	58,724
Audit and tax fees	51,998
Insurance	46,322
Custody fees	13,621
Miscellaneous expenses	63,123
Total Expenses	66,160,446
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(37,051)
Net Expenses	66,123,395
Net Investment Income	115,254,318

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	488,951,476
Foreign currency transactions	(258,038)
Net Realized Gain	488,693,438
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	355,623,445
Foreign currencies	10,146
Change in Net Unrealized Appreciation (Depreciation)	355,633,591
Net Gain on Investments and Foreign Currency Transactions	844,327,029
Increase in Net Assets From Operations	$959,581,347

See Notes to Financial Statements.

18	ClearBridge Dividend Strategy Fund 2023 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2023	2022

Operations:
Net investment income	$115,254,318	$122,320,198
Net realized gain	488,693,438	349,466,997
Change in net unrealized appreciation (depreciation)	355,633,591	(1,122,653,876)
Increase (Decrease) in Net Assets From Operations	959,581,347	(650,866,681)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(662,114,424)	(389,932,778)
Decrease in Net Assets From Distributions to Shareholders	(662,114,424)	(389,932,778)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	596,604,581	720,474,700
Reinvestment of distributions	651,951,083	383,411,622
Cost of shares repurchased	(1,010,614,631)	(888,887,034)
Increase in Net Assets From Fund Share Transactions	237,941,033	214,999,288
Increase (Decrease) in Net Assets	535,407,956	(825,800,171)

Net Assets:
Beginning of year	7,023,033,991	7,848,834,162
End of year	$7,558,441,947	$7,023,033,991

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2023 Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class 1 Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$26.74	$30.89	$26.95	$25.56	$21.01

Income (loss) from operations:
Net investment income	0.49	0.53	0.37	0.36	0.38
Net realized and unrealized gain (loss)	3.29	(3.08)	6.72	1.57	6.11
Total income (loss) from operations	3.78	(2.55)	7.09	1.93	6.49

Less distributions from:
Net investment income	(0.47)	(0.55)	(0.34)	(0.38)	(0.40)
Net realized gains	(2.18)	(1.05)	(2.81)	(0.16)	(1.54)
Total distributions	(2.65)	(1.60)	(3.15)	(0.54)	(1.94)

Net asset value, end of year	$27.87	$26.74	$30.89	$26.95	$25.56
Total return[2]	14.37%	(8.16)%	26.87%	7.93%	31.26%

Net assets, end of year (millions)	$1,594	$1,513	$1,777	$1,525	$1,542

Ratios to average net assets:
Gross expenses	0.73%	0.74%	0.73%	0.76%	0.76%
Net expenses[3,4]	0.73	0.74	0.73	0.76	0.76
Net investment income	1.79	1.89	1.22	1.48	1.56

Portfolio turnover rate	19%	22%	10%	13%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed 1.15%. In addition, the ratio of total annual fund operating expenses for Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

20	ClearBridge Dividend Strategy Fund 2023 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$26.73	$30.87	$26.94	$25.55	$21.00

Income (loss) from operations:
Net investment income	0.42	0.45	0.28	0.29	0.31
Net realized and unrealized gain (loss)	3.28	(3.07)	6.71	1.58	6.11
Total income (loss) from operations	3.70	(2.62)	6.99	1.87	6.42

Less distributions from:
Net investment income	(0.39)	(0.47)	(0.25)	(0.32)	(0.33)
Net realized gains	(2.18)	(1.05)	(2.81)	(0.16)	(1.54)
Total distributions	(2.57)	(1.52)	(3.06)	(0.48)	(1.87)

Net asset value, end of year	$27.86	$26.73	$30.87	$26.94	$25.55
Total return[2]	14.05%	(8.40)%	26.48%	7.62%	30.92%

Net assets, end of year (millions)	$4,697	$4,246	$4,702	$3,823	$3,702

Ratios to average net assets:
Gross expenses	1.02%	1.02%	1.02%	1.05%	1.04%
Net expenses[3,4]	1.02	1.02	1.02	1.05	1.04
Net investment income	1.51	1.61	0.94	1.20	1.28

Portfolio turnover rate	19%	22%	10%	13%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2023 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$26.26	$30.34	$26.51	$25.15	$20.69

Income (loss) from operations:
Net investment income	0.21	0.24	0.06	0.12	0.14
Net realized and unrealized gain (loss)	3.21	(3.01)	6.61	1.56	6.01
Total income (loss) from operations	3.42	(2.77)	6.67	1.68	6.15

Less distributions from:
Net investment income	(0.18)	(0.26)	(0.03)	(0.16)	(0.15)
Net realized gains	(2.18)	(1.05)	(2.81)	(0.16)	(1.54)
Total distributions	(2.36)	(1.31)	(2.84)	(0.32)	(1.69)

Net asset value, end of year	$27.32	$26.26	$30.34	$26.51	$25.15
Total return[2]	13.20%	(9.05)%	25.57%	6.86%	29.99%

Net assets, end of year (000s)	$75,413	$84,027	$106,255	$133,121	$188,514

Ratios to average net assets:
Gross expenses	1.74%	1.75%	1.74%	1.74%	1.75%
Net expenses[3,4]	1.74	1.75	1.74	1.74	1.75
Net investment income	0.78	0.87	0.20	0.51	0.58

Portfolio turnover rate	19%	22%	10%	13%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

22	ClearBridge Dividend Strategy Fund 2023 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class FI Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$26.65	$30.78	$26.87	$25.49	$20.96

Income (loss) from operations:
Net investment income	0.37	0.47	0.30	0.30	0.33
Net realized and unrealized gain (loss)	3.29	(3.06)	6.69	1.58	6.09
Total income (loss) from operations	3.66	(2.59)	6.99	1.88	6.42

Less distributions from:
Net investment income	(0.38)	(0.49)	(0.27)	(0.34)	(0.35)
Net realized gains	(2.18)	(1.05)	(2.81)	(0.16)	(1.54)
Total distributions	(2.56)	(1.54)	(3.08)	(0.50)	(1.89)

Net asset value, end of year	$27.75	$26.65	$30.78	$26.87	$25.49
Total return[2]	13.96%	(8.32)%	26.54%	7.71%	30.91%

Net assets, end of year (000s)	$2,242	$757	$864	$736	$420

Ratios to average net assets:
Gross expenses	1.42%	0.95%	0.97%	0.97%	0.99%
Net expenses[3,4]	1.15	0.95	0.97	0.97	0.99
Net investment income	1.37	1.68	0.99	1.26	1.33

Portfolio turnover rate	19%	22%	10%	13%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2023 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class R Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$26.52	$30.63	$26.75	$25.37	$20.86

Income (loss) from operations:
Net investment income	0.32	0.35	0.18	0.21	0.23
Net realized and unrealized gain (loss)	3.24	(3.04)	6.66	1.57	6.07
Total income (loss) from operations	3.56	(2.69)	6.84	1.78	6.30

Less distributions from:
Net investment income	(0.29)	(0.37)	(0.15)	(0.24)	(0.25)
Net realized gains	(2.18)	(1.05)	(2.81)	(0.16)	(1.54)
Total distributions	(2.47)	(1.42)	(2.96)	(0.40)	(1.79)

Net asset value, end of year	$27.61	$26.52	$30.63	$26.75	$25.37
Total return[2]	13.62%	(8.71)%	26.03%	7.27%	30.47%

Net assets, end of year (000s)	$40,112	$39,670	$48,912	$44,349	$51,821

Ratios to average net assets:
Gross expenses	1.36%	1.37%	1.37%	1.37%	1.36%
Net expenses[3,4]	1.36	1.37	1.37	1.37	1.36
Net investment income	1.16	1.25	0.59	0.87	0.96

Portfolio turnover rate	19%	22%	10%	13%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

24	ClearBridge Dividend Strategy Fund 2023 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$27.68	$31.91	$27.76	$26.31	$21.58

Income (loss) from operations:
Net investment income	0.51	0.55	0.37	0.37	0.40
Net realized and unrealized gain (loss)	3.40	(3.18)	6.93	1.63	6.28
Total income (loss) from operations	3.91	(2.63)	7.30	2.00	6.68

Less distributions from:
Net investment income	(0.46)	(0.55)	(0.34)	(0.39)	(0.41)
Net realized gains	(2.18)	(1.05)	(2.81)	(0.16)	(1.54)
Total distributions	(2.64)	(1.60)	(3.15)	(0.55)	(1.95)

Net asset value, end of year	$28.95	$27.68	$31.91	$27.76	$26.31
Total return[2]	14.38%	(8.15)%	26.83%	7.96%	31.31%

Net assets, end of year (millions)	$1,039	$1,060	$1,123	$1,346	$1,218

Ratios to average net assets:
Gross expenses	0.74%	0.74%	0.73%	0.74%	0.73%
Net expenses[3,4]	0.74	0.74	0.73	0.74	0.73
Net investment income	1.79	1.89	1.20	1.52	1.59

Portfolio turnover rate	19%	22%	10%	13%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2023 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class IS Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$27.72	$31.95	$27.79	$26.34	$21.61

Income (loss) from operations:
Net investment income	0.54	0.57	0.40	0.38	0.41
Net realized and unrealized gain (loss)	3.39	(3.18)	6.92	1.64	6.28
Total income (loss) from operations	3.93	(2.61)	7.32	2.02	6.69

Less distributions from:
Net investment income	(0.48)	(0.57)	(0.35)	(0.41)	(0.42)
Net realized gains	(2.18)	(1.05)	(2.81)	(0.16)	(1.54)
Total distributions	(2.66)	(1.62)	(3.16)	(0.57)	(1.96)

Net asset value, end of year	$28.99	$27.72	$31.95	$27.79	$26.34
Total return[2]	14.44%	(8.07)%	26.90%	8.02%	31.34%

Net assets, end of year (000s)	$110,745	$79,726	$91,355	$164,387	$105,725

Ratios to average net assets:
Gross expenses	0.67%	0.66%	0.68%	0.68%	0.67%
Net expenses[3,4]	0.67	0.66	0.68	0.68	0.67
Net investment income	1.87	1.97	1.31	1.52	1.62

Portfolio turnover rate	19%	22%	10%	13%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.70%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

26	ClearBridge Dividend Strategy Fund 2023 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Dividend Strategy Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. This may include using an independent third party pricing service to adjust the value of such securities to the latest indications of fair value at 4:00 p.m. (Eastern Time).

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily

ClearBridge Dividend Strategy Fund 2023 Annual Report	27

Notes to financial statements (cont’d)

valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

28	ClearBridge Dividend Strategy Fund 2023 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks:
Consumer Staples	$579,863,095	$105,785,927	—	$685,649,022
Health Care	830,662,804	89,310,610	—	919,973,414
Information Technology	1,107,385,462	133,757,874	—	1,241,143,336
Other Common Stocks	4,681,368,631	—	—	4,681,368,631
Asset-Backed Securities	—	1	—	1
Total Long-Term Investments	7,199,279,992	328,854,412	—	7,528,134,404
Short-Term Investments†	30,367,172	—	—	30,367,172
Total Investments	$7,229,647,164	$328,854,412	—	$7,558,501,576

*

As a result of the fair value pricing procedures for international equities utilized by the Fund, which account for events occurring after the close of the principal market of the security but prior to the calculation of the Fund’s net asset value, certain securities were classified as Level 2 within the fair value hierarchy.

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

ClearBridge Dividend Strategy Fund 2023 Annual Report	29

Notes to financial statements (cont’d)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities, which are amortized to the earliest call date. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

30	ClearBridge Dividend Strategy Fund 2023 Annual Report

(g) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2023, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$(26,184,737)	$26,184,737

(a)

Reclassifications are due to differences between actual and estimated information for the prior year related to the Fund’s investments in REIT securities and distributions paid in connection with the redemption of Fund shares.

2. Investment management agreement and other transactions with affiliates

Franklin Templeton Fund Adviser, LLC (“FTFA”) (formerly known as Legg Mason Partners Fund Advisor, LLC (“LMPFA”) prior to November 30, 2023) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset

ClearBridge Dividend Strategy Fund 2023 Annual Report	31

Notes to financial statements (cont’d)

Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. FTFA, ClearBridge and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.600
Over $10 billion	0.550

FTFA provides administrative and certain oversight services to the Fund. FTFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the Fund’s cash and short-term instruments allocated to Western Asset. For its services, FTFA pays ClearBridge a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. For Western Asset’s services to the Fund, FTFA pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by FTFA.

As a result of expense limitation arrangements between the Fund and FTFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1, Class A, Class C, Class FI, Class R, Class I and Class IS shares did not exceed

1.15%, 1.15%, 1.90%, 1.15%, 1.40%, 0.80% and 0.70%, respectively. In addition, the ratio of total annual fund operating expenses for Class 1 and Class IS shares did not exceed the ratio of total annual fund operating expenses for Class A and Class I shares, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended December 31, 2023, fees waived and/or expenses reimbursed amounted to $37,051, which included an affiliated money market fund waiver of $33,233.

FTFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will FTFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

32	ClearBridge Dividend Strategy Fund 2023 Annual Report

Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources. Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. Each class of shares of the Fund pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Investor Services charges account-based fees based on the number of individual shareholder accounts, as well as a fixed percentage fee based on the total account-based fees charged. In addition, each class reimburses Investor Services for out of pocket expenses incurred. For the year ended December 31, 2023, the Fund incurred transfer agent fees as reported on the Statement of Operations, of which $57,358 was earned by Investor Services.

There is a maximum initial sales charge of 5.50% for Class A shares. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by Franklin Distributors, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2023, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$912,281	—
CDSCs	9,320	$69

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2023, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,372,225,328
Sales	1,614,921,642

At December 31, 2023, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$4,222,809,310	$3,367,205,936	$(31,513,670)	$3,335,692,266

ClearBridge Dividend Strategy Fund 2023 Annual Report	33

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

During the year ended December 31, 2023, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2023, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class 1	—	$1,069,205
Class A	$11,013,270	4,552,178
Class C	782,174	62,612
Class FI	3,494	7,084
Class R	200,323	79,174
Class I	—	779,066
Class IS	—	4,358
Total	$11,999,261	$6,553,677

For the year ended December 31, 2023, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class 1	$7,076
Class A	20,392
Class C	362
Class FI	3,824
Class R	186
Class I	4,790
Class IS	421
Total	$37,051

34	ClearBridge Dividend Strategy Fund 2023 Annual Report

6. Distributions to shareholders by class

	Year Ended December 31, 2023	Year Ended December 31, 2022
Net Investment Income:
Class 1	$25,481,303	$30,567,333
Class A	61,536,675	71,866,984
Class C	515,430	843,659
Class FI	20,749	13,355
Class R	422,540	549,520
Class I	16,475,037	20,083,611
Class IS	1,573,426	1,544,617
Total	$106,025,160	$125,469,079

Net Realized Gains:
Class 1	$117,930,173	$57,631,692
Class A	346,323,944	160,405,105
Class C	5,825,257	3,269,192
Class FI	156,214	28,524
Class R	3,039,811	1,530,655
Class I	75,186,991	38,703,314
Class IS	7,626,874	2,895,217
Total	$556,089,264	$264,463,699

7. Shares of beneficial interest

At December 31, 2023, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class 1
Shares sold	—	—	—	—
Shares issued on reinvestment	5,158,338	$143,432,747	3,307,299	$88,196,667
Shares repurchased	(4,545,029)	(125,437,101)	(4,229,887)	(119,826,721)
Net increase (decrease)	613,309	$17,995,646	(922,588)	$(31,630,054)

Class A
Shares sold	13,129,445	$362,116,523	14,003,299	$394,709,652
Shares issued on reinvestment	14,494,258	403,006,556	8,603,924	229,130,694
Shares repurchased	(17,857,769)	(492,570,201)	(16,070,875)	(452,893,567)
Net increase	9,765,934	$272,552,878	6,536,348	$170,946,779

ClearBridge Dividend Strategy Fund 2023 Annual Report	35

Notes to financial statements (cont’d)

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class C
Shares sold	465,571	$12,608,581	608,432	$16,803,117
Shares issued on reinvestment	222,304	6,073,143	150,067	3,921,520
Shares repurchased	(1,128,005)	(30,576,722)	(1,060,065)	(29,328,674)
Net decrease	(440,130)	$(11,894,998)	(301,566)	$(8,604,037)

Class FI
Shares sold	51,585	$1,426,707	2,066	$57,131
Shares issued on reinvestment	6,390	176,963	1,578	41,879
Shares repurchased	(5,582)	(154,226)	(3,288)	(96,155)
Net increase	52,393	$1,449,444	356	$2,855

Class R
Shares sold	115,216	$3,140,642	236,367	$6,586,015
Shares issued on reinvestment	125,509	3,462,351	78,770	2,080,175
Shares repurchased	(284,175)	(7,797,968)	(415,823)	(11,654,720)
Net decrease	(43,450)	$(1,194,975)	(100,686)	$(2,988,530)

Class I
Shares sold	6,122,060	$174,656,774	9,586,942	$280,128,922
Shares issued on reinvestment	3,021,664	87,180,095	2,022,203	55,753,610
Shares repurchased	(11,550,096)	(329,830,539)	(8,517,232)	(247,994,992)
Net increase (decrease)	(2,406,372)	$(67,993,670)	3,091,913	$87,887,540

Class IS
Shares sold	1,488,794	$42,655,354	760,878	$22,189,863
Shares issued on reinvestment	298,354	8,619,228	155,381	4,287,077
Shares repurchased	(843,331)	(24,247,874)	(899,073)	(27,092,205)
Net increase (decrease)	943,817	$27,026,708	17,186	$(615,265)

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended December 31, 2023. The following transactions were effected in such company for the year ended December 31, 2023.

	Affiliate Value at December 31, 2022

		Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$18,479,593	$474,765,981	474,765,981	$478,061,988	478,061,988

36	ClearBridge Dividend Strategy Fund 2023 Annual Report

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2023
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$1,906,830	—	$15,183,586

9. Redemption facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, is a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on January 31, 2025.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended December 31, 2023.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2023	2022
Distributions paid from:
Ordinary income	$115,562,808	$124,310,754
Net long-term capital gains	546,551,616	265,622,024
Total distributions paid	$662,114,424	$389,932,778

As of December 31, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$32,245,876
Undistributed long-term capital gains — net	28,529,163
Total undistributed earnings	$60,775,039
Other book/tax temporary differences(a)	(63,762)
Unrealized appreciation (depreciation)(b)	3,335,706,254
Total distributable earnings (loss) — net	$3,396,417,531

ClearBridge Dividend Strategy Fund 2023 Annual Report	37

Notes to financial statements (cont’d)

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between the book and tax cost basis in partnership investments.

11. Recent accounting pronouncement

In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management has reviewed the requirements and believes that the adoption of the ASU will not have a material impact on the financial statements.

38	ClearBridge Dividend Strategy Fund 2023 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Investment Trust and Shareholders of ClearBridge Dividend Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge Dividend Strategy Fund (one of the funds constituting Legg Mason Partners Investment Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 13, 2024

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

ClearBridge Dividend Strategy Fund 2023 Annual Report	39

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Dividend Strategy Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 280 Park Avenue, 8th Floor, New York, New York 10017.

Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Trustees†

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

Althea L. Duersten*

Year of birth	1951
Position(s) with Trust	Trustee and Chair of the Board
Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

40	ClearBridge Dividend Strategy Fund

Independent Trustees† (cont’d)

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Robin J. W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Director of HSBC Corporate Money Funds Limited, HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020)

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

ClearBridge Dividend Strategy Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

G. Peter O’Brien**

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 55 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 123 funds associated with FTFA or its affiliates (since 2015); President and Chief Executive Officer of FTFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and Senior Vice President of FTFA (2015)
Number of funds in fund complex overseen by Trustee	123
Other board memberships held by Trustee during the past five years	None

42	ClearBridge Dividend Strategy Fund

Additional Officers

Ted P. Becker Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of FTFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira

Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

ClearBridge Dividend Strategy Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of FTFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of FTFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

FTFA, referenced above, was formerly known as LMPFA prior to November 30, 2023.

*	Effective February 7, 2024, Ms. Duersten retired from the Board.

**	Effective February 7, 2024, Mr. O’Brien became Chair of the Board.

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

44	ClearBridge Dividend Strategy Fund

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with FTFA and/or certain of its affiliates.

ClearBridge Dividend Strategy Fund	45

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended December 31, 2023:

	Pursuant to:		Amount Reported
Long-Term Capital Gain Dividends Distributed	§	852(b)(3)(C)	$566,012,572
Income Eligible for Dividends Received Deduction (DRD)	§	854(b)(1)(A)	$143,872,552
Qualified Dividend Income Earned (QDI)	§	854(b)(1)(B)	$170,293,315
Qualified Business Income Dividends Earned	§	199A	$9,111,499
Short-Term Capital Gain Dividends Distributed	§	871(k)(2)(C)	$11,227,126

46	ClearBridge Dividend Strategy Fund

ClearBridge

Dividend Strategy Fund

Trustees

Andrew L. Breech

Stephen R. Gross

Susan M. Heilbron

Arnold L. Lehman

Robin J. W. Masters

Ken Miller

G. Peter O’Brien*

Chair

Thomas F. Schlafly

Jane Trust

Investment manager

Franklin Templeton Fund Adviser, LLC**

Subadviser

ClearBridge Investments, LLC

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

*	Effective February 7, 2024, Mr. O’Brien became Chair of the Board.
**	Formerly known as Legg Mason Partners Fund Advisor, LLC.

ClearBridge Dividend Strategy Fund

The Fund is a separate investment series of Legg Mason Partners Investment Trust, a Maryland statutory trust.

ClearBridge Dividend Strategy Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Dividend Strategy Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2024 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2024 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

FD0420 2/24 SR24-4815

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2022 and December 31, 2023 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $134,998 in December 31, 2022 and $134,998 in December 31, 2023.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2022 and $0 in December 31, 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $30,000 in December 31, 2022 and $30,000 in December 31, 2023. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Investment Trust., were $0 in December 31, 2022 and $0 in December 31, 2023.

All Other Fees. There were no other non-audit services rendered by the Auditor to Franklin Templeton Fund Adviser, LLC (“FTFA”), and any entity controlling, controlled by or under common control with FTFA that provided ongoing services to Legg Mason Partners Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by FTFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Investment Trust, FTFA and any entity controlling, controlled by, or under common control with FTFA that provides ongoing services to Legg Mason Partners Investment Trust during the reporting period were $824,290 in December 31, 2022 and $835,053 in December 31, 2023.

(h) Yes. Legg Mason Partners Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Andrew L. Breech

Althea L. Duersten*

Stephen R. Gross

Susan M. Heilbron

Arnold L. Lehman

Robin J. W. Masters

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

*	Effective February 7, 2024, Ms. Duersten retired from the Board.

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 14.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Investment Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 20, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 20, 2024

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 20, 2024